SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                FEBRUARY 12, 2003

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                      Commission                IRS Employer
jurisdiction                        File Number               Identification
of incorporation                                              Number

Delaware                              1-3492                  No. 75-2677995


                               4100 Clinton Drive
                            Houston, Texas 77020-6299
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 713-676-3011

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         INFORMATION TO BE INCLUDED IN REPORT

Item 9.  Regulation FD Disclosure

     On  February  12,  2003   registrant   issued  a  press  release   entitled
"Halliburton Names Christopher Gaut New Chief Financial Officer - Doug Foshee Promoted to Chief Operating Officer."

     The text of the press release is as follows:

         HALLIBURTON NAMES CHRISTOPHER GAUT NEW CHIEF FINANCIAL OFFICER

                 Doug Foshee Promoted to Chief Operating Officer

HOUSTON, Texas - Dave Lesar, chairman, president and chief executive officer of Halliburton (NYSE: HAL) announced today that C. Christopher Gaut, 46, has been named the company's executive vice president and chief financial officer. His employment begins with Halliburton March 3, 2003. Gaut, a 20-year energy finance veteran, replaces Doug Foshee, 44, who has been promoted to Halliburton's chief operating officer. Foshee joined Halliburton in August 2001 as executive vice president and chief financial officer.
     "Cris Gaut has an excellent reputation with the financial community, and I am pleased that he is joining Halliburton's management team," said Lesar. "He has a proven track record in corporate finance both as a financial advisor and strategist. He understands the energy business and will help drive greater shareholder value and continue to facilitate Halliburton's growth and profitability."
     "Doug Foshee's leadership as CFO has been invaluable during the past 18 months, and in his new role as chief operating officer, we will be able to capitalize on his extensive oil and gas operating experience," said Lesar.
     Prior to joining Halliburton, Gaut was one of three people sharing the role of president and chief operating officer of ENSCO International, Incorporated, a leading offshore drilling contractor. In addition to these responsibilities, he served the company as chief financial officer, a position he held since 1988.

     Gaut serves on the executive committee of the International Association of Drilling Contractors and is a member of Financial Executives International. Gaut received his bachelor of arts in engineering science from Dartmouth College and his masters of business administration from the Wharton School of Business at the University of Pennsylvania.
     Halliburton, founded in 1919, is one of the world's largest providers of products and services to the petroleum and energy industries. The company serves its customers with a broad range of products and services through its Energy Services Group and Engineering and Construction Group business segments. The company's World Wide Web site can be accessed at www.halliburton.com.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HALLIBURTON COMPANY




Date:     February 13, 2003            By: /s/ Margaret E. Carriere
                                          --------------------------------------
                                               Margaret E. Carriere
                                               Vice President and Secretary